UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2015

Hines Global REIT II, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On March 3, 2015, a wholly-owned subsidiary of Hines Global REIT II, Inc. (“Hines Global II”) acquired Bishop’s Square, a Class A office building located in Dublin, Ireland. Violet Yarrow Real Estate (Dublin) Limited, the seller of Bishop’s Square, is not affiliated with Hines Global II or its affiliates.

On March 5, 2015, Hines Global II filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of Bishop’s Square.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report. After reasonable inquiry, Hines Global II is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Bishop’s Square — For the Year Ended December 31, 2014

Independent Auditor’s Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

May 15, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT II Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Bishop’s Square (the “Property”), a Class A office building located in Dublin, Ireland, for the year ended December 31, 2014.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal controls relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether from fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT II, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
May 15, 2015

BISHOP'S SQUARE
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

Revenues:	Year Ended December 31, 2014
Rental revenue	$9,665,841
Total revenues	9,665,841
Certain operating expenses:
Utilities	527,095
Repairs and maintenance	197,534
Cleaning services	137,625
Building management services	330,507
Insurance	50,892
Total certain operating expenses	1,243,653
Revenues in excess of certain operating expenses	$8,422,188

See accompanying notes to statement of revenues and certain operating expenses.

BISHOP'S SQUARE
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(1) Organization

Bishop’s Square (the “Property”) is a Class A office building located in Dublin, Ireland that contains 153,529 square feet of rentable area. The Property was acquired by a subsidiary of Hines Global REIT II, Inc. (“Hines Global II”). The acquisition was completed on March 3, 2015.

(2)  Basis of Presentation

The statement of revenue and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

In preparing the accompanying financial statements, Hines Global II evaluated events and transactions that occurred subsequent to December 31, 2014, through the date that the accompanying financial statements were available to be issued on May 15, 2015.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under leasing arrangements, which provide for minimum rent, escalations, and charges to the tenants for operating expenses.  The leases with the tenants are gross leases and have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the leases, which resulted in rental revenue in excess of contractual rent of $1,201,312 for the year ended December 31, 2014.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(c)  International Operations

The Euro is the functional currency for the Property. The Historical Summary of the Property has been translated into U.S. dollars for reporting purposes using the average exchange rate for the period which was $1.33.

BISHOP'S SQUARE
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating leases in effect as of December 31, 2014 are as follows:

Year ending December 31:	Amount
2015	$7,093,924
2016	7,337,270
2017	7,591,465
2018	7,165,800
2019	7,255,650
Thereafter	52,155,656
Total	$88,599,765

Total minimum future rental revenue represents the base rent that the tenant is required to pay under the terms of its lease in effect at December 31, 2014, exclusive of charges for contingent rents and operating expenses. There were no significant contingent rents for the year ended December 31, 2014.

Of the total rental revenue for the year ended December 31, 2014, 21% was earned from a tenant in the investments industry whose lease expires in 2024 and 61% was earned by a government tenant whose lease expires in 2028 .

(6) Commitments and Contingencies

The Property is subject to a ground lease, which expires on September 28, 2782 . Although the lease provides for periodic rent reviews, which may increase payments over the term of the lease, ground lease expense accrues on a straight-line basis. The fixed future minimum operating ground lease payments for each of the years ended December 31, 2015 through December 31, 2019 and for the period thereafter is insignificant. Ground lease expense for the year ended December 31, 2014 was also insignificant.

* * * * *

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT II, Inc. (the “Company”), acquired 2819 Loker Avenue East on December 17, 2014 for $25.4 million and Bishop's Square on March 3, 2015 for €92.0 million (approximately $103.2 million assuming a rate of $1.12 per EUR as of the acquisition date).

The unaudited pro forma consolidated balance sheet assumes that the acquisition of Bishop’s Square occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assume that the acquisition of 2819 Loker Avenue East and Bishop’s Square occurred on January 1, 2014.

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2014

	December 31, 2014	Adjustments for the Bishop’s Square acquisition		Pro Forma
ASSETS
Investment property, net	$21,355,421	$58,149,520	(a)	$79,504,941
Cash and cash equivalents	2,726,742	(169,795)	(b)	2,556,947
Tenant and other receivables	68,160	—		68,160
Intangible lease assets, net	3,945,291	56,824,625	(a)	60,769,916
Deferred financing costs, net	8,925	642,455	(b)	651,380
Other assets	446,275	—		446,275
Total assets	$28,550,814	$115,446,805		$143,997,619
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	259,111	2,725,680	(c)	2,984,791
Due to affiliates	5,213,634	2,327,715	(d)	7,541,349
Intangible lease liabilities, net	—	3,148,145	(a)	3,148,145
Distributions payable	18,371	—		18,371
Notes payable to affiliates	24,200,000	45,203,060	(b)	69,403,060
Notes payable	—	67,095,600	(b)	67,095,600
Total liabilities	29,691,116	120,500,200		150,191,316

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $0.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of December 31, 2014 and 2013	—	—		—
Class A common stock, $0.001 par value; 1,500,000,000 authorized; 420,541 and 1,111 issued and outstanding as of December 31, 2014 and 2013, respectively	421	—		421
Additional paid-in capital	—	—		—
Accumulated deficit	(1,140,723)	(5,053,395)	(c) (d)	(6,194,118)
Total stockholders’ equity	(1,140,302)	(5,053,395)		(6,193,697)
Noncontrolling interests	—	—		—
Total equity (deficit)	(1,140,302)	(5,053,395)		(6,193,697)
Total liabilities and equity	$28,550,814	$115,446,805		$143,997,619

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

 Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of Bishop’s Square, assuming it had occurred on December 31, 2014 using an exchange of $1.22 per Euro, which was the spot rate at December 31, 2014. Investment property and intangible lease assets and liabilities were recorded at fair value. See Note 2 — Significant Accounting Policies in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 regarding how the fair values of the Company’s investment property and intangible lease assets and liabilities were determined. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)
The acquisition of Bishop’s Square was funded using proceeds from the Company’s current public offering, $45.2 million in borrowings from its existing credit facility with Hines and a €55.2 million borrowing from its secured facility with DekaBank Deutsche Girozentrale, which the Company entered into simultaneously with the acquisition of Bishop’s Square. In connection with the debt financing, we incurred $642,455 in deferred financing fees. See Note 11 — Subsequent Events in the Company’s Annual Report on Form 10-K for additional information regarding the Bishop’s Square secured facility.

(c)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of Bishop’s Square.

(d)
To record the pro forma effect of the Company’s 2.25% acquisition fee related to the acquisition of Bishop’s Square. In connection with this acquisition, the Company was obligated to pay approximately $2.3 million of acquisition fees to affiliates of Hines Interests Limited Partnership (“Hines”).

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	Year Ended December 31, 2014	Adjustments for the Bishop’s Square acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$94,327	$10,173,501	(a)	$2,200,963	(c)	$12,468,791
Other revenue	—	—	(a)	—		—
Total revenue	94,327	10,173,501		2,200,963		12,468,791
Expenses:
Property operating expenses	21,919	1,243,653	(a)	511,443	(c)	1,777,015
Real property taxes	9,460	—	(a)	220,733	(c)	230,193
Property management fees	1,769	119,637	(a)	41,277	(d)	162,683
Depreciation and amortization	49,288	4,842,688	(a)	1,150,053	(c)	6,042,029
Acquisition related expenses	131,454	—		(128,454)	(e)	3,000
Asset management and acquisition fees	570,375	—		(570,375)	(f)	—
Organizational expenses	63,164	—		—		63,164
General and administrative expenses	554,476	—		—		554,476
Total expenses	1,401,905	6,205,978		1,224,677		8,832,560
Income (loss) before other income (expenses)	(1,307,578)	3,967,523		976,286		3,636,231
Other income (expenses):
Interest expense	(20,328)	(2,256,837)	(b)	(498,374)	(g)	(2,775,539)
Interest income	243	—		2,100		2,343
Net income (loss)	(1,327,663)	1,710,686		480,012		863,035
Net (income) loss attributable to noncontrolling interests	186,940	—		(620,282)	(h)	(433,342)
Net income (loss) attributable to common stockholders	$(1,140,723)	$1,710,686		$(140,270)		$429,693
Basic and diluted income (loss) per Class A common share:	$(14.67)					$3.33
Weighted average number of common shares outstanding	77,779	—		51,145	(i)	128,924

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

(a)
To record the pro forma effect of the Company’s acquisition of Bishop’s Square based on its historical results of operations assuming that the acquisition had occurred on January 1, 2014. There were no adjustments made for real property taxes due to the fact that the tenants are directly responsible for property taxes in Ireland. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of interest expense assuming that the Company had approximately €55.2 million in permanent financing in place as of January 1, 2014 and borrowings of $45.2 million under the credit facility with Hines related to the acquisition of Bishop’s Square. The weighted average interest rate for all of the borrowings to acquire Bishop’s Square was 1.8% at the date of acquisition.

(c)
To record the pro forma effect of the Company’s acquisition of 2819 Loker Avenue East based on its historical results of operations assuming that the acquisition had occurred on January 1, 2014. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(d)	To record the pro forma effect of the Company’s 3.0% property management fee assuming that the acquisition of 2819 Loker Avenue East had occurred on January 1, 2014.

(e)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisition of 2819 Loker Avenue East.

(f)	To eliminate the effect of the non-recurring acquisition fee recorded in relation to the Company's acquisition of 2819 Loker Avenue East.

(g)
To record the pro forma effect of interest expense on borrowings of $24.2 million under the credit facility with Hines related to the acquisition of the 2819 Loker Avenue East, assuming that the borrowings were outstanding as of January 1, 2014. The interest rate under the credit facility with Hines was 2.2% as of the date of acquisition.

(h)	To allocate additional income as a result of the adjusting entries listed above to the noncontrolling interest, Hines Global REIT II Associates Limited Partnership.

(i)
To record the pro forma effect of the proceeds from the issuance of shares of the Company's common stock that were used to complete the acquisition of Bishop’s Square and 2819 Loker Avenue East, less amounts received from financing described in (b) and (g) above. This adjustment assumes that the Company sold shares at a price of $10.00 per share less an aggregate of $1.08 per share of selling commissions, dealer manager fees and issuer costs.

Pro Forma for the Year Ended December 31, 2014
Cash needed to acquire 2819 Loker Avenue East	$1,150,000
Cash needed to acquire Bishop’s Square	—
1,150,000

Net cash received from each share of common stock issued	$8.92

Common stock needed to purchase properties listed above	128,924
Less: Historical weighted average common shares outstanding	77,779
Weighted average number of common shares outstanding	51,145

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

(1)  Investment Properties Acquired After January 1, 2014

2819 Loker Avenue East

On December 17, 2014, a subsidiary of the Company acquired 2819 Loker Avenue East, an industrial building located in Carlsbad, California. 2819 Loker Avenue East consists of 161,310 square feet of rentable area and is 100% leased. The net purchase price for 2819 Loker Avenue East was $25.4 million, exclusive of transaction costs and working capital reserves.

Bishop’s Square

On March 3, 2015, a subsidiary of the Company acquired Bishop’s Square, a Class A office building located in Dublin, Ireland. Bishop’s Square consists of 153,259 square feet of rentable area and is 100% leased. The net purchase price for Bishop’s Square was $103.2 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of Bishop’s Square occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assume that the acquisition of 2819 Loker Avenue East and Bishop’s Square occurred on January 1, 2014.